Exhibit 99.2

Cooper to Acquire Majority Interest in China Joint Venture for TBR Tires January 6, 2016

Safe Harbor Statement T his presentation contains what the Company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the Company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2 2

These forward - looking statements include, among others, statements regarding the Company’s planned investments in CQT, the expected timing of the completion of the transaction, permits and regulatory approvals, expected synergies and benefits of the transaction and expectations about future business plans and prospective performance and opportunities. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements made herein, including the timing to consummate the potential transaction, the ability and timing to obtain required permits and regulatory approvals and satisfy other closing conditions; the Company’s ability to finance planned investments in CQT, the Company’s ability to realize the benefits contemplated by the potential transaction and the Company’s ability to promptly and effectively integrate the business of CQT. 3 Safe Harbor Statement (continued)

Fast Facts — The Deal Agreement – Cooper to acquire 65 percent of Qingdao Ge Rui Da Rubber (GRT) for approximately $93 million, including the acquisition and initial investments in the operation – To be renamed Cooper Qingdao Tire Co., Ltd. (CQT) – Transaction is expected to close within the first half of 2016 pending certain permits and approvals by the Chinese government 4

Fast Facts — Strategic Investment Agreement – CQT is expected to serve as a global source of Truck and Bus Radial (TBR) tires, including the Roadmaster brand for North America – TBR tires for Asia and other markets – Passenger tires may also be manufactured in the future – Meets Cooper’s goal of finding a new source of high quality, cost - competitive TBR tires for North America and Asia – Supports Cooper’s strategic growth plans – Good strategic fit within existing manufacturing network; further optimizes Cooper’s global footprint 5

Confidential Commercial Trade Secret Information 6 Fast Facts — About GRT About GRT – Established in 2014 after Qingdao Yiyuan Investment purchased the assets of the then idle facility – Employs approximately 600 workers – Existing 1 million - square - foot manufacturing facility – E stimated full production capacity of facility: • 2.5 to 3 million TBR tires annually • Nearly same number of passenger car tires – Land at the site for further expansion, if needed 82 miles Q ingdao GRT is located in north Qingdao, which is in northeast China

Fast Facts — Key Comments “Cooper is excited to take this positive step to secure additional TBR tire supply and further our Asia growth strategy. After a comprehensive review of options, we are pleased to have reached this agreement, which meets our goal of finding a new source of high quality, cost competitive TBR tires for North America and Asia.” -- Brad Hughes, Cooper COO “The team at GRT is very impressive with deep industry and technical knowledge. There’s a strong workforce, facilities that we can continue to expand with further capital and a management team that is focused on the current opportunity in TBR tires as well as our wider growth plans for Asia.” -- Roy Armes, Cooper CEO 7

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, includ ing but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas or t he unavailability of such raw materials or energy sources; • the failure of the Company’s suppliers to timely deliver products in accordance with contract specifications; • changes in economic and business conditions in the world; • failure to implement information technologies or related systems, including failure by the Company to successfully implement an ERP system; • increased competitive activity including actions by larger competitors or lower - cost producers; • the failure to achieve expected sales levels; • changes in the Company’s customer relationships, including loss of particular business for competitive or other reasons; • the ultimate outcome of litigation brought against the Company, including stockholders lawsuits relating to the terminated Ap oll o merger as well as product liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damages against the Compan y o r other unfavorable outcomes; • changes to tariffs or the imposition of new tariffs or trade restrictions, including changes related to the anti - dumping and countervailing duties for passenger car and light truck tires imported into the United States from China; • changes in pension expense and/or funding resulting from investment performance of the Company’s pension plan assets and chan ges in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; • government regulatory and legislative initiatives including environmental and healthcare matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates; • an adverse change in the Company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit ma rke ts; • the risks associated with doing business outside of the United States; • the failure to develop technologies, processes or products needed to support consumer demand; • technology advancements; • the inability to recover the costs to develop and test new products or processes; • a disruption in, or failure of, the Company’s information technology systems, including those related to cyber security, coul d a dversely affect the Company’s business operations and financial performance; • the impact of labor problems, including labor disruptions at the Company, its joint venture, or at one or more of its large c ust omers or suppliers; • failure to attract or retain key personnel; • consolidation among the Company’s competitors or customers; • inaccurate assumptions used in developing the Company’s strategic plan or operating plans or the inability or failure to succ ess fully implement such plans; • risks relating to acquisitions, including the failure to successfully complete acquisitions or integrate them into operations or th eir related financings may impact liquidity and capital resources ; • changes in the Company’s relationship with its joint - venture partner or suppliers, including any changes with respect to CCT’s p roduction of Cooper - branded products; • the ability to find alternative sources for products supplied by CCT; • the inability to obtain and maintain price increases to offset higher production or material costs; • inability to adequately protect the Company’s intellectual property rights; and • inability to use deferred tax assets. 8

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 9

Contact • Investor Contact: Jerry Bialek 419.424.4165 investorrelations@coopertire.com • Media Contact: Anne Roman 419.429.7189 alroman@coopertire.com 10